Filed Pursuant to Rule 497(a)
Registration No. 333-192782
Rule 482ad

CONTACT:
PennantPark Investment Corporation
212-905-1000
InvestorRelations@pennantpark.com

FOR IMMEDIATE RELEASE

PennantPark Investment Corporation Prices Public Offering of $250 Million 4.50% Notes Due 2019

NEW YORK, NY, September 16, 2014 PennantPark Investment Corporation (the “Company”)  (NASDAQ: “PNNT”) announced that it has priced an underwritten public offering of $250 million in aggregate principal amount of its 4.50% unsecured notes due 2019. The notes will mature on October 1, 2019 and may be redeemed in whole or in part at the Company's option at any time at par plus a “make-whole” premium, if applicable. The offering is expected to close on September 23, 2014, subject to customary closing conditions.

J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley and SunTrust Robinson Humphrey are acting as joint book-running managers for this offering. Keefe, Bruyette & Woods and RBC Capital Markets are acting as joint lead managers. Comerica Securities, Inc. and ING Financial Markets LLC are acting as co-managers for this offering.

PennantPark Investment Corporation expects to use the net proceeds of this offering to repay outstanding indebtedness.

Other Information

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of PennantPark Investment Corporation before investing. The pricing term sheet dated September 16, 2014, the preliminary prospectus supplement dated September 16, 2014, and the accompanying prospectus dated January 30, 2014, each of which has been filed with the Securities and Exchange Commission, contain this and other information about PennantPark Investment Corporation and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of PennantPark Investment Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179 ; Goldman, Sachs & Co. located at 200 West Street, New York, NY 10282; Morgan Stanley & Co. LLC located at 180 Varick Street, 2nd Floor, New York, NY 10014; and SunTrust Robinson Humphrey, Inc. located at 3333 Peachtree Road, NE, Atlanta, GA 30326.

ABOUT PENNANTPARK INVESTMENT CORPORATION

The Company is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt, and equity investments. From time to time, the Company may also invest in public companies whose securities are thinly traded. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000